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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 31, 1997
                              (December 18, 1997)



                              GLIMCHER REALTY TRUST
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Maryland                        1-12482                 31-1578002
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(STATE OR OTHER JURISDICTION OF        (COMMISSION            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)          IDENTIFICATION NO.)



        20 South Third Street, Columbus, Ohio                 43215
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

Registrant's telephone number, including area code (614) 621-9000
                                                   -----------------------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             On December 18, 1997, Glimcher University Mall Limited Partnership, a Delaware limited partnership of which the corporate general partner is a wholly owned subsidiary of Glimcher Realty Trust (the "Company") and of which the sole limited partner is Glimcher Properties Limited Partnership, acquired University Mall (the "Property") from University Square Partners. The Property is located in Tampa, Florida and contains approximately 1.3 million square feet of gross leasable area. The purchase price for the Property was $121.0 million and was paid in cash. The funds to pay the purchase price were obtained from the proceeds of (i) a loan of approximately $64.9 million made by Nomura Asset Capital Corporation secured by a first mortgage lien on the Property having an interest rate on the borrowing of approximately 8.23% with a maturity in December, 2025 (ii) a buy up payment from Nomura of $6.5 million which reduces the effective interest rate on the borrowing to 7.09% and (iii) the borrowing of approximately $49.6 million under the Operating Partnership's credit facility which currently bears interest at a rate of LIBOR plus 170 basis points per annum.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)  Financial Statements of Businesses Acquired and Pro Forma Financial
             Information

             The purchase price for the Property exceeds ten percent (10%) of the assets of the Company. Audited financial statements relative to the Property and pro forma condensed financial information reflecting the acquisition of the Property will be filed by the Company under cover of Form 8-K/A as soon as practicable, but not later than February 27, 1998.

(c) Exhibits.

10.1 Promissory Note dated as of December 17, 1997 issued by Glimcher University Mall Limited Partnership in the amount of sixty four million eight hundred ninety eight thousand five hundred forty six dollars ($64,898,546.00).

10.2 Mortgage, assignment of rents, security agreement and fixture filing by Glimcher University Mall Limited Partnership to Nomura Asset Capital Corporation dated as of December 17, 1997.













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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 31, 1997



                                       GLIMCHER REALTY TRUST



                                       By: /s/ William G. Cornely
                                           -----------------------------------
                                           William G. Cornely,
                                           Senior Vice President and
                                           Chief Financial Officer




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                              GLIMCHER REALTY TRUST
                                INDEX TO EXHIBITS


EXHIBITS
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10.1         Promissory Note dated as of December 17, 1997 issued by Glimcher
University Mall Limited Partnership in the amount of sixty four million eight hundred ninety eight thousand five hundred forty six dollars ($64,898,546.00).

10.2 Mortgage, assignment of rents, security agreement and fixture filing by Glimcher University Mall Limited Partnership to Nomura Asset Capital Corporation dated as of December 17, 1997.